Exhibit 10.1


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of January 31, 2006 (this "Amendment"), is made by and among STILLWATER MINING COMPANY, a Delaware corporation (the "Borrower"), the New Term Lenders (as defined below) and TORONTO DOMINION (TEXAS) LLC, as administrative agent (in such capacity, the "Administrative Agent"), for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).



                             W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent, U.S. Bank National Association, as documentation agent, and TD Securities (USA) LLC (formerly known as TD Securities (USA) Inc.), as lead arranger, have heretofore entered into that certain Credit Agreement, dated as of August 3, 2004 (the "Existing Credit Agreement", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the "New Term Loans"), which term loans would replace the Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (the "Existing Term Loans") and which, except as modified hereby, would have the same terms as the Existing Term Loans under the Existing Credit Agreement;

         WHEREAS, each Lender holding Existing Term Loans (collectively, the "Existing Term Lenders") that executes and delivers a signature page to this Amendment in the form of the "Lender Addendum" attached hereto (a "Lender Addendum") (collectively, the "Converting Term Lenders") will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to convert an aggregate principal amount of its Existing Term Loans into New Term Loans in a principal amount equal to the amount notified to such Converting Term Lender by the Administrative Agent, and (iii) upon the First Amendment Effective Date to have converted such amount of its Existing Term Loans into New Terms Loans in an equal principal amount;

         WHEREAS, each Existing Term Lender that executes and delivers a Lender Consent (as defined below) solely in the capacity of an Existing Term Lender, and not specifically as a Converting Term Lender (collectively, the "Non-Converting Term Lenders"), will be deemed to have agreed to the terms of this Amendment but will not be deemed thereby to have agreed to convert its Existing Term Loans into New Term Loans or to have made any commitment to make Additional Term Loans;

         WHEREAS, each Person (other than a Converting Term Lender in its capacity as such) that executes and delivers a Lender Addendum (collectively, the "Additional Term Lenders") will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Term Loans to the Borrower on the First Amendment Effective Date (the "Additional Term Loans"), in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans), and the proceeds of such Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not converted into New Term Loans by the Converting Term Lenders;

         WHEREAS, the Converting Term Lenders and the Additional Term Lenders (collectively, the "New Term Lenders") are severally willing to convert their Existing Term Loans into New Term Loans or to make New Term Loans, as the case may be, on the terms and subject to the conditions set forth in this Amendment;

         WHEREAS, the Borrower has also requested that certain other amendments be made to the Existing Credit Agreement, as set forth in Article II herein;

         WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Existing Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the New Term Lenders and the Required Lenders hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Additional Term Lenders" is defined in the fifth recital.
          -----------------------                    -------------

         "Additional Term Loans" is defined in the fifth recital.
          ---------------------                    -------------

         "Administrative Agent" is defined in the preamble.
          --------------------                    --------

         "Amendment" is defined in the preamble.
          ---------                    --------

         "Borrower" is defined in the preamble.
          --------                    --------

         "Converted Term Loan" is defined in Section 3.1.
          -------------------                -----------

         "Converting Term Lenders" is defined in the third recital.
          -----------------------                    -------------

         "Credit Agreement" is defined in the first recital.
          ----------------                    -------------

         "Existing Credit Agreement" is defined in the first recital.
          -------------------------                    -------------

         "Existing Term Lenders" is defined in the third recital.
          ---------------------                    -------------

         "Existing Term Loans" is defined in the second recital.
          -------------------                    --------------

         "First Amendment Effective Date" is defined in Article IV.
          ------------------------------                ----------

         "Lender Addendum" is defined in the third recital.
          ---------------                    -------------

         "Lender Consent" means the form of "Lender Consent" attached hereto
          --------------
          as Annex II.
             --------

         "New Term Lenders" is defined in the sixth recital.
          ----------------                    -------------

         "New Term Loans" is defined in the second recital.
          --------------                    --------------

         "Non-Converting Term Lenders" is defined in the fourth recital.
          ---------------------------                    --------------

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                  ARTICLE II

           AMENDMENTS TO EXISTING CREDIT AGREEMENT; ACKNOWLEDGEMENT

         SECTION 2.1. Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Article IV, the Existing Credit Agreement is hereby amended as of the date of this Amendment in accordance with this Section

         SECTION 2.1.1. Amendment to Definition of "Applicable Margin". Clause
(c) of the definition of "Applicable Margin" in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

             "(c) with respect to Term Loans, at all times, 125 basis points per annum, in the case of Term Loans maintained as Base Rate Loans, and 225 basis points per annum, in the case of Term Loans maintained as LIBO Rate Loans."

         SECTION 2.1.2. Additional Amendment to Section 1.1 ("Defined Terms") of the Existing Credit Agreement. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

                  "`First Amendment Effective Date' means January 31, 2006."
                    ------------------------------

         SECTION 2.1.3. Amendments to Section 3.1.1.

                  (a) Clause (a) of Section 3.1.1 of the Existing Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subclause (ii) therein, (ii) deleting the "." at the end of subclause (iii) therein and replacing it with "; and" and (iii) inserting the following clause (iv):

                  "(iv) any voluntary prepayment of Term Loans made pursuant to this clause (a) of Section 3.1.1 on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of Indebtedness incurred by the Borrower from a substantially concurrent borrowing of loans provided by one or more banks, funds or other financial institutions (other than any such borrowing pursuant to a refinancing of all the facilities under this Agreement in connection with a transaction not permitted by this Agreement (prior to giving effect to any amendment, waiver or other modification of this Agreement that is effected in connection with such transaction)) for which the interest rate payable thereon is, or upon satisfaction of specified conditions could reasonably be expected to be, less than the interest rate applicable to Term Loans that are LIBO Rate Loans at the time of such prepayment shall be subject to the payment of a premium of 1.0% of the aggregate principal amount of such prepayment."

                  (b) Clause (g) of Section 3.1.1 of the Existing Credit Agreement is hereby amended (i) by deleting the reference to "September 30, 2004" therein and replacing it with "March 31, 2006" and (ii) by amending and restating the table in clause (g) of Section
         3.1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                                      Amount of Required
              Period                                  Principal Repayment
              ------                                  -------------------
03/31/06 through (and including) 06/30/10                $277,783.79
the Stated Maturity Date for Term Loans                $104,446,699.42
                                              or the then outstanding principal
                                                 amount of all Term Loans, if
                                                          different.


                  (c) The last paragraph of Section 3.1.1 of the Credit Agreement is hereby amended by inserting the following clause at end of the first sentence thereof:

                  "; and except that any prepayment of Term Loans made pursuant to clause (e) of Section 3.1.1 on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of Indebtedness incurred by the Borrower from a substantially concurrent borrowing of loans provided by one or more banks, funds or other financial institutions (other than any such borrowing pursuant to a refinancing of all the facilities under this Agreement in connection with a transaction not permitted by this Agreement (prior to giving effect to any amendment, waiver or other modification of this Agreement that is effected in connection with such transaction)) for which the interest rate payable thereon is, or upon satisfaction of specified conditions could reasonably be expected to be, less than the interest rate applicable to Term Loans that are LIBO Rate Loans at the time of such prepayment shall be subject to the payment of a premium of 1.0% of the aggregate principal amount of such prepayment."

         SECTION 2.1.4. Amendment to Section 7.1.15. Section 7.1.15 of the Existing Credit Agreement is hereby amended by deleting the reference to "4.5%" therein and replacing it with "5.5%".

         SECTION 2.2. Acknowledgement. On and after the First Amendment Effective Date, each reference in the Credit Agreement or any other Loan Document to "Term Loans" shall be deemed a reference to the New Term Loans contemplated hereby. Notwithstanding any provision hereof or any implication to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender prior to the First Amendment Effective Date in respect of such Lender's Existing Term Loans under the Credit Agreement prior to the First Amendment Effective Date.

                                 ARTICLE III

          CONVERSION OF EXISTING TERM LOANS AND ADDITIONAL TERM LOANS

         SECTION 3.1. Agreement to Conversion of Existing Term Loans into New Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Converting Term Lender agrees that an aggregate principal amount of its Existing Term Loans equal to the amount notified to such Converting Term Lender by the Administrative Agent will be converted into New Term Loans (the "Converted Term Loans") as of the First Amendment Effective Date.

         SECTION 3.2. Agreement to Make Additional Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in
Article IV hereof, each Additional Term Lender agrees to make Additional Term Loans equal to the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans) on the First Amendment Effective Date and shall be a "Lender" under the Credit Agreement as of such date.

         SECTION 3.3. Other Provisions. On the First Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Term Loans (if any), together with available cash, to (i) prepay in full all Existing Term Loans, other than Converted Term Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term Loans being so prepaid,
(iii) pay to each Existing Term Lender all amounts payable pursuant to Section
4.4 of the Credit Agreement as a result of the prepayment of such Lender's Existing Term Loans (treating Converted Term Loans as having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Term Lenders all indemnities, cost reimbursements and other Obligations then owed to the Non-Converting Term Lenders under the Credit Agreement. The repayment of the Existing Term Loans contemplated hereby constitutes a voluntary prepayment by the Borrower pursuant to Section 3.1.1 of the Credit Agreement. Upon the First Amendment Effective Date, each Existing Term Lender will be deemed to have waived any prior notice of such prepayment otherwise required pursuant to the Credit Agreement. The commitments of the Additional Term Lenders and the conversion undertakings of the Converting Term Lenders are several and no such New Term Lender will be responsible for any other New Term Lender's failure to make or acquire by conversion New Term Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the First Amendment Effective Date. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

                                  ARTICLE IV

                          CONDITIONS TO EFFECTIVENESS

         The amendments contained in Section 2.1, the acknowledgement contained in Section 2.2, and the agreements contained in Section 3.1 shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article IV (the "First Amendment Effective Date").

         SECTION 4.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of (a) this Amendment duly executed and delivered by (i) the Borrower and (ii) the Administrative Agent on behalf of the Required Lenders that have executed and delivered to the Administrative Agent their written agreement or consent to the amendments contained herein (whether pursuant to the execution and delivery of a Lender Addendum or a Lender Consent) and (b) Lender Addendums executed by each New Term Lender such that, upon such execution by all New Term Lenders, the aggregate principal amount of the Converted Loans and the Additional Term Loans is equal to the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the effectiveness of the amendments, acknowledgement and agreements contained herein.

         SECTION 4.2. Resolutions, etc. The Administrative Agent shall have received from the Borrower (a) a copy of a good standing certificate, as well as certificate(s) of qualification to do business in each foreign jurisdiction in which the Borrower conducts material operations, dated a date reasonably close to the First Amendment Effective Date and (b) a certificate, dated the First Amendment Effective Date, duly executed and delivered by the Borrower's Secretary or Assistant Secretary as to resolutions of the Borrower's Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, in each case in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 4.3. First Amendment Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate in the form of Annex I hereto, dated as of the First Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 4.4. Delivery of Notes. The Administrative Agent shall have received for the account of each New Term Lender that has requested a Term Note, such New Term Lender's Term Note duly executed and delivered by an Authorized Officer of the Borrower.

         SECTION 4.5. Amendment Fee. The Administrative Agent shall have received all fees due and payable in connection with this Amendment, as previously agreed to between the Borrower and the Administrative Agent.

         SECTION 4.6. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 6.3 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

         SECTION 4.7. Opinions of Counsel. The Administrative Agent shall have received opinions, dated as of the First Amendment Effective Date and addressed to the Administrative Agent and all Lenders from (a) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, and (b) Holland & Hart, Montana counsel to the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 4.8. Further Assurances. The Administrative Agent shall have received all agreements, consents, approvals, instruments, certificates, opinions and documents that it may reasonably request to assure itself that the Lien of the Administrative Agent, for the benefit of the Secured Parties, is perfected and is of first priority in all relevant jurisdictions.

         SECTION 4.9. Application of Proceeds. The Borrower shall have applied, concurrently with the conversion of the Existing Term Loans into Converted Term Loans and the making of the Additional Term Loans, the proceeds of the New Term Loans, together with available cash balances, to (i) prepay in full all Existing Term Loans, other than Converted Term Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term Loans being so prepaid, (iii) pay to each Existing Term Lender all amounts payable pursuant to Section 4.4 of the Credit Agreement as a result of the prepayment of such Lender's Existing Term Loans (treating Converted Term Loans as having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Term Lenders all indemnities, cost reimbursements and other Obligations then owed to such Non-Converting Term Lenders under the Credit Agreement.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

         SECTION 5.1. Representations and Warranties. In order to induce the New Term Lenders, the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Agents, Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date);

                  (b) there is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy, except as disclosed in Item 6.7 of the Disclosure Schedule, affecting the Borrower, any of its Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in Item 6.7 which could reasonably be expected to have a Material Adverse Effect;

                  (c) there is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy which purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any other Loan Document;

                  (d) no Default has occurred and is continuing;

                  (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (f) the execution, delivery and performance by the Borrower of this Amendment does not (i) contravene the Borrower's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's properties.

         SECTION 5.2. Disclosure. In furtherance of, and not in limitation of,
Section 6.13 of the Credit Agreement, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent or Lender for purposes of, or in connection with, this Amendment, taken as a whole, is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 5.3. Non-Impairment, etc. After giving effect to this Amendment, neither the modification of the Existing Credit Agreement or any other Loan Document effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Security Agreements (as in effect immediately prior to the First Amendment Effective Date, the "Existing Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Amendment requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Existing Security Documents) in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Agreements have not been adversely affected in any material respect by the modification of the Existing Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

                                  ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.1. Full Force and Effect; Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 6.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Sections 10.14 and 10.15 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto. Any breach of any representation, warranty, condition, covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 6.3. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Mayer, Brown, Rowe and Maw LLP, as counsel for the Administrative Agent.

         SECTION 6.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 6.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 6.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 6.7. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 6.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 6.9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                            STILLWATER MINING COMPANY



                                            By /s/ John R. Stark
                                               --------------------------------
                                               Name:  John R. Stark
                                               Title: Vice President






                                            TORONTO DOMINION (TEXAS) LLC,
                                                 as Administrative Agent



                                            By /s/ Jim Bridwell
                                               --------------------------------
                                               Name:  Jim Bridwell
                                               Title: Authorized Signatory